U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 1, 2009
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York,
New York		10043
(Address of principal executive offices)		(Zip Code)
(212) 559-1000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number
4.01	Sixth Supplemental Indenture, dated as of December 1, 2009, between Citigroup Inc. and The Bank of New York Mellon, as Trustee

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: December 1, 2009
	By:	/s/ Michael J. Tarpley

		Name:	Michael J. Tarpley
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number
4.01	Sixth Supplemental Indenture, dated as of December 1, 2009, between Citigroup Inc. and The Bank of New York Mellon, as Trustee